UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2007
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-27207	77-0386311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
     On February 6, 2007, Vitria Technology, Inc. issued a press release announcing its results for the fourth quarter ended December 31, 2006 entitled “Vitria Announces Fourth Quarter 2006 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated February 6, 2007, entitled “Vitria Announces Fourth Quarter 2006 Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: February 6, 2007	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 6, 2007, entitled “Vitria Announces Fourth Quarter 2006 Results.”